                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                        UNIVERSAL HEALTH SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
     [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

        (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fees paid previously with preliminary materials.

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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---------------
    (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   [UHS LOGO]

                        UNIVERSAL HEALTH SERVICES, INC.

                                                                  April 21, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Universal Health Services, Inc. to be held at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania, on May 19, 1999, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

        (1) the election of two directors by the holders of Class A and Class C Common Stock;

        (2) the election of one director by the holders of Class B and Class D Common Stock; and

        (3) the adoption of the 1992 Corporate Ownership Program, as Amended.

Detailed information concerning these matters is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION OF DIRECTORS, AND FOR THE ADOPTION OF THE 1992 CORPORATE OWNERSHIP PROGRAM, AS AMENDED.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. If you then attend and wish to vote your shares in person, you still may do so. In addition to the matters noted above, we will discuss the business of the Company and be available for Stockholders' comments and discussion relating to the Company.

     I look forward to seeing you at the meeting.

                                          Sincerely,

                                          Alan B. Miller
                                          Chairman, President and
                                          Chief Executive Officer

                                   [UHS Logo]

                        UNIVERSAL HEALTH SERVICES, INC.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                      KING OF PRUSSIA, PENNSYLVANIA 19406

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1999

     Notice is hereby given that the Annual Meeting of Stockholders of Universal Health Services, Inc. (the "Company") will be held on Wednesday, May 19, 1999 at 10:00 a.m., at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania for the following purposes:

     (1) To have the holders of Class A and Class C Common Stock elect two Class III directors, and to have the holders of Class B and Class D Common Stock elect one Class III director, all directors to serve for a term of three years until the annual election of directors in the year 2002 and election and qualification of their respective successors.

     (2) To have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the 1992 Corporate Ownership Program, as Amended, adopted by the Board of Directors of the Company.

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 7, 1999, are entitled to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. IN ANY EVENT, PLEASE MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                 SIDNEY MILLER, Secretary

King of Prussia, Pennsylvania
April 21, 1999

                        UNIVERSAL HEALTH SERVICES, INC.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                           KING OF PRUSSIA, PA 19406

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement (first mailed to stockholders on or about April 21, 1999) is furnished in connection with the solicitation by the Board of Directors of Universal Health Services, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders, or at any adjournment thereof. The meeting will be held on Wednesday, May 19, 1999 at 10:00 a.m., at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania. The Annual Meeting is being held (1) to have the holders of Class A and C Common Stock elect two Class III directors of the Company, and to have the holders of Class B and D Common Stock elect one Class III director of the Company, all of whom will serve for terms of three years until the annual election of directors in 2002 and the election and qualification of their respective successors; (2) to have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the 1992 Corporate Ownership Program, As Amended, which was adopted by the Board of Directors of the Company; and (3) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

     A copy of the Company's Annual Report to Stockholders, including financial statements for the year ended December 31, 1998 is enclosed herewith.

     A separate form of Proxy applies to the Company's Class A and Class C Common Stock and a separate form of Proxy applies to the Company's Class B and Class D Common Stock. Enclosed is a Proxy for the shares of stock held by you on the record date. Unless otherwise indicated on the Proxy, shares represented by any Proxy will, if the Proxy is properly executed and received by the Company prior to the Annual Meeting, be voted FOR each of the nominees for directors and FOR the approval of the 1992 Corporate Ownership Program, as Amended. Any Proxy executed and returned to the Company is revocable by delivering a later signed and dated Proxy or other written notice to the Secretary of the Company at any time prior to its exercise. A Proxy is also subject to revocation if the person executing the Proxy is present at the meeting and chooses to vote in person.

                                     VOTING

     Only stockholders of record as of the close of business on April 7, 1999 are entitled to vote at the Annual Meeting. On that date, 2,059,929 shares of Class A Common Stock, par value $.01 per share, 207,230 shares of Class C Common Stock, par value $.01 per share, 30,016,377 shares of Class B Common Stock, par value $.01 per share, and 28,062 shares of Class D Common Stock, par value $.01 per share, were outstanding.

     The Company's Restated Certificate of Incorporation provides that, with respect to the election of directors, holders of Class A Common Stock vote as a class with the holders of Class C Common Stock, and holders of Class B Common Stock vote as a class with holders of Class D Common Stock, with holders of all classes of Common Stock entitled to one vote per share. Each holder of Class A Common Stock may cumulate his votes for directors giving one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares of Class A Common Stock, or he may distribute his votes on the same principle among as many candidates as he shall see fit. For a holder of Class A Common Stock to exercise his cumulative voting rights, the stockholder must give notice at the meeting of his intention to cumulate his votes.

     As to matters other than the election of directors, including the approval of the 1992 Corporate Ownership Program, as Amended, the Company's Restated Certificate of Incorporation provides that holders of Class A, Class B, Class C and Class D Common Stock all vote together as a single class, except as otherwise provided by law. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds). In the event a holder of Class C or Class D Common Stock holds a number of shares of Class A or Class B Common Stock, respectively, less than ten times the number of shares of Class C or Class D Common Stock that holder holds, then that holder will be entitled to only one vote for every share of Class C, or one-tenth of a vote for every share of Class D Common Stock, which that holder holds in excess of one-tenth the number of shares of Class A or Class B Common Stock, respectively, held by that holder. The Board of Directors, in their discretion, may require beneficial owners to provide satisfactory evidence that such owner holds ten times as many shares of Class A or Class B Common Stock as Class C or Class D Common Stock, respectively, if such facts are not apparent from the stock records of the Company.

     Stockholders entitled to vote for the election of directors can withhold the authority to vote for any one or more nominees. Nominees receiving a plurality of the votes cast will be elected. Abstention from the vote to consider the adoption of the 1992 Corporate Ownership Program, as Amended, or the approval of such other matters as may properly come before the meeting, or any adjournment thereof, are treated as votes against the proposal. Broker non-votes are treated as shares as to which the beneficial owners have withheld voting authority and therefore as shares not entitled to vote on the matter, thereby making it easier to obtain the approval of holders of a majority of the aggregate voting power of the shares entitled to vote as is required for approval of the proposal.

     As of April 7, 1999, the shares of Class A and Class C Common Stock constituted 7.0% of the aggregate outstanding shares of the Company's Common Stock, had the right to elect five members of the Board of Directors and constituted 87.4% of the general voting power of the Company; and as of that date the shares of Class B and Class D Common Stock constituted 93.0% of the outstanding shares of the Company's Common Stock, had the right to elect two members of the Board of Directors and constituted 12.6% of the general voting power of the Company.

     As of February 26, 1999, the Company's current directors and officers as a group owned of record or beneficially 2,050,428 shares of Class A Common Stock, 503,140 shares of Class B Common Stock (excluding shares issuable upon exercise of options), 205,721 shares of Class C Common Stock and 630 shares of Class D Common Stock, representing 99.6%, 1.7%, 99.3% and 2.2%, respectively, of the outstanding shares of each class and constituting 87% of the general voting power of the Company on that date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of February 26, 1999, the number of shares of equity securities of the Company and the percentage of each class owned beneficially, within the meaning of Securities and Exchange Commission Rule 13d-3, and the percentage of the general voting power of the Company currently held, by (i) all stockholders known by the Company to own more than 5% of any class of the Company's equity securities, (ii) all directors of the Company who are stockholders, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

                                                                                             PERCENTAGE
                                CLASS A             CLASS B           CLASS C     CLASS D    OF GENERAL
     NAME AND ADDRESS OF        COMMON               COMMON           COMMON       COMMON      VOTING
     BENEFICIAL OWNER(1)       STOCK(2)             STOCK(2)         STOCK(2)     STOCK(2)    POWER(3)
     -------------------       --------             --------         --------     --------   ----------
Leatrice Ducat                                    1,125 (5)(13)                                   (5)
National Disease Research
  Interchange
645 N. Michigan Avenue
Ste. 800
Chicago, IL 60611

John H. Herrell                                   6,650 (5)(13)                                   (5)
Mayo Clinic
200 First Street, SW
Rochester, MN 55905

Robert H. Hotz                                   14,250 (5)(13)                                   (5)
Warburg Dillon Read LLC
299 Park Avenue, 39th Fl.
New York, NY 10171

Alan B. Miller                 1,911,890(6)   2,704,124 (4)(6)(13)     191,447                  81.0%
                                  (92.9%)        (9.0%)                 (92.4%)

Sidney Miller                    121,686        166,758 (4)(5)(7)(13)    12,176                  5.2%
                                   (5.9%)                                (5.9%)

Anthony Pantaleoni                 4,452(5)      16,420 (4)(5)(8)          548(5)    280(5)(8)      (5)
Fulbright & Jaworski L.L.P.                             (13)
666 Fifth Avenue
New York, NY 10103

Thomas J. Bender                                125,638 (5)(13)                                   (5)

Kirk E. Gorman                                   68,184 (5)(13)                                   (5)

Michael G. Servais                               58,674 (5)                                       (5)

Steve Filton                                     70,999 (5)(13)                                   (5)

                                                                                                PERCENTAGE
                                           CLASS A      CLASS B          CLASS C     CLASS D    OF GENERAL
          NAME AND ADDRESS OF              COMMON       COMMON           COMMON       COMMON      VOTING
          BENEFICIAL OWNER(1)             STOCK(2)     STOCK(2)         STOCK(2)     STOCK(2)    POWER(3)
          -------------------             --------     --------         --------     --------   ----------
FMR Corp.                                              3,871,280 (9)                                1.5%
82 Devonshire Street                                     (12.9%)
Boston, MA 02109

Capital Research                                       1,924,900 (10)                                (5)
  and Management Company                                  (6.4%)
333 South Hope St.
Los Angeles, CA 90071

AMVESCAP PLC                                           2,357,500 (11)                                (1%)
11 Devonshire Square                                      (7.9%)
London EC2M 4YR
England

Firstar Investment Research and
  Management Company, LLC                              1,566,075                                     (5)
777 E. Wisconsin Avenue                                   (5.2%)
Milwaukee, WI 53202

All directors & executive officers        2,050,428    3,276,508 (13)     205,721       630        87.2%
as a group (11 persons)                      (99.6%)     (10.9%)           (99.3%)     (2.2%)

---------------
 (1) Unless otherwise shown, the address of each beneficial owner is c/o Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.

 (2) Each share of Class A, Class C and Class D Common Stock is convertible at any time into one share of Class B Common Stock.

 (3) As to matters other than the election of directors, holders of Class A, Class B, Class C and Class D Common Stock vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

 (4) Includes shares issuable upon the conversion of Classes A, C and/or D Common Stock.

 (5) Less than 1%.

 (6) Includes 47,000 shares of Class A Common Stock which are beneficially owned by The Alan B. Miller Family Foundation, Alan B. Miller, as Trustee; and 100,000 shares of Class A Common Stock which are beneficially owned by Mr. Miller and are held by Mr. Miller in trust for the benefit of his spouse.

 (7) Includes 30,000 shares of Class B Common Stock which are beneficially owned by Mr. Miller's spouse.

 (8) Includes 2,890 shares of Class B Common Stock and 280 shares of Class D Common Stock which are beneficially owned by Mr. Pantaleoni and are held by Mr. Pantaleoni in trust for the benefit of certain members of his family.

 (9) These securities are held by FMR Corp., a parent holding company. Information is based on Amendment No. 9 to Schedule 13G dated February 1, 1999.

(10) These securities are held by Capital Research and Management Company, an investment adviser for The American Funds Group. Information is based on
     Schedule 13G dated February 8, 1999.

(11) These securities are held by AMVESCAP PLC, a parent holding company. Information is based on Schedule 13G dated February 8, 1999.

(12) These securities are held by Firstar Investment Research and Management Company, LLC, an investment adviser. Information is based on Amendment No. 4 to Schedule 13G dated February 12, 1999.

(13) Includes 516,625 shares issuable pursuant to stock options to purchase Class B Common Stock held by directors and officers of the Company and exercisable within 60 days of February 26, 1999 as follows: Alan B. Miller (430,000); Sidney Miller (1,250); Thomas J. Bender (23,250); Kirk E. Gorman (35,500); Steve Filton (22,250); Anthony Pantaleoni (1,250); Robert H. Hotz (1,250); John H. Herrell (1,250); and Leatrice Ducat (625).

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

    The Company's Restated Certificate of Incorporation provides for a Board of Directors of not fewer than three members nor more than nine members. The Board of Directors is currently fixed at seven members, and is divided into three classes, with members of each class serving for a three-year term. At each Annual Meeting of Stockholders, directors are chosen to succeed those in the class whose term expires at such Annual Meeting. Under the Company's Restated Certificate of Incorporation, holders of shares of the Company's outstanding Class B and Class D Common Stock are entitled to elect 20% (but not less than one) of the directors, currently two directors, one in each of Class II and Class III, and the holders of Class A and Class C Common Stock are entitled to elect the remaining directors, currently five directors, two in Class I, one in Class II, and two in Class III.

    The persons listed below currently constitute the Company's Board of Directors other than Mr. Paul Verkuil, who has decided not to seek re-election and Dr. John F. Williams, Jr., who has been nominated for election for the first time. The term of the Class III directors, Mr. Alan B. Miller, Mr. Sidney Miller and Mr. Paul Verkuil, expires at the 1999 Annual Meeting. Mr. Alan B. Miller and Mr. Sidney Miller have been nominated to be elected by the holders of Class A and Class C Common Stock, and Dr. John F. Williams, Jr. has been nominated to be elected by the holders of Class B and Class D Common Stock. The Company has no reason to believe that any of the nominees will be unavailable for election; however, if any nominee becomes unavailable for any reason, the shares represented by the Proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected.

    The following information is furnished with respect to each of the nominees for election as a director and each member of the Board of Directors whose term of office will continue after the meeting.

                                             CLASS OF                     PRINCIPAL OCCUPATION
                              CLASS OF     STOCKHOLDERS                      DURING THE LAST              DIRECTOR
            NAME              DIRECTOR   ENTITLED TO VOTE  AGE                 FIVE YEARS                  SINCE
            ----              --------   ----------------  ---            --------------------            --------
NOMINEES FOR TERMS
EXPIRING IN 1999
--------------------------------------
Alan B. Miller..............  III            A Common      61    Chairman of the Board, President and       1978
                                             C Common            Chief Executive Officer of the Company
                                                                 since 1978. Prior thereto, President,
                                                                 Chairman of the Board and Chief
                                                                 Executive Officer of American Medicorp,
                                                                 Inc. Trustee of Universal Health Realty
                                                                 Income Trust. Director of CDI Corp.,
                                                                 Genesis Health Ventures, and Penn
                                                                 Mutual Life Insurance Company.
Sidney Miller...............  III..          A Common      72    Secretary of the Company since 1990.       1978
                                             C Common            Assistant to the President during 1993
                                                                 and 1994. Prior thereto, Executive Vice
                                                                 President of the Company since 1983,
                                                                 Senior Vice President of the Company
                                                                 since 1982 and Vice President of the
                                                                 Company since 1978.

                                             CLASS OF                     PRINCIPAL OCCUPATION
                              CLASS OF     STOCKHOLDERS                      DURING THE LAST              DIRECTOR
            NAME              DIRECTOR   ENTITLED TO VOTE  AGE                 FIVE YEARS                  SINCE
            ----              --------   ----------------  ---            --------------------            --------
John F. Williams, Jr., M.D.,
  Ed.D. ....................  III            B Common      50    Vice President for Health Affairs and      1999
                                             D Common            Executive Dean of George Washington
                                                                 University since 1997; Prior thereto,
                                                                 Medical Director of The George
                                                                 Washington University Hospital, and
                                                                 Associate Vice President for Graduate
                                                                 Medical Education at the School of
                                                                 Medicine and Health Sciences; Member of
                                                                 the American Public Health Association,
                                                                 the American Medical Association, the
                                                                 New York Academy of Sciences, the
                                                                 American Society of Anesthesiologists
                                                                 and the Society of Critical Care
                                                                 Medicine.
DIRECTORS WHOSE TERMS
EXPIRE IN 2000
--------------------------------------
John H. Herrell.............  I              A Common      58    Vice President and Chief Administrative    1993
                                             C Common            Officer of Mayo Foundation since 1993.
                                                                 Prior thereto, Chief Financial Officer
                                                                 of Mayo Foundation since 1984 and
                                                                 various other capacities since 1968.
Leatrice Ducat..............  I              A Common      66    President and Founder, National Disease    1997
                                             C Common            Research Interchange since 1980;
                                                                 President and Founder, Human Biological
                                                                 Data Interchange since 1988; Founder,
                                                                 Juvenile Diabetes Foundation, National
                                                                 and International Organization of the
                                                                 Juvenile Diabetes Foundation; Past
                                                                 Chairman and Founder, National Diabetes
                                                                 Research Coalition.
DIRECTORS WHOSE TERMS
EXPIRE IN 2001
--------------------------------------
Anthony Pantaleoni..........  II             A Common      59    Partner in the law firm of Fulbright &     1982
                                             C Common            Jaworski L.L.P., New York, New York.
                                                                 Director of AAON, Inc. and Westwood
                                                                 Corporation. The Company utilized
                                                                 during the year ended December 31, 1998
                                                                 and currently utilizes the services of
                                                                 Fulbright & Jaworski L.L.P. as counsel.
Robert H. Hotz..............  II             B Common      54    Managing Director and Co-Head of           1991
                                             D Common            Corporate Finance in the Americas for
                                                                 Warburg Dillon Read; Director of
                                                                 Mikasa, Inc., Formerly Co-Head of
                                                                 Corporate Finance and Director at
                                                                 Dillon, Read & Co., Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based on reports filed with the Company, the Company believes all required reports of executive officers and directors were filed in a timely manner.

                                 PROPOSAL NO. 2

          ADOPTION OF THE 1992 CORPORATE OWNERSHIP PROGRAM, AS AMENDED

     On March 17, 1999, the Board of Directors of the Company adopted an amendment to, and restatement of the 1992 Corporate Ownership Program, as Amended ("Amended Program"), subject to stockholder approval. The Amended Program will (i) increase the aggregate number of shares of Class B Common Stock as to which purchase rights may be granted from time to time under the Amended Program from 200,000 to 400,000 shares; and (ii) extend the term of the Program to allow for the purchase of shares for a period ending March 17, 2009 and make certain other changes to the program. The Amended Program will become effective only if approved by stockholders representing a majority of the aggregate voting power of the shares of outstanding Common Stock present and entitled to vote at the meeting. The essential features of the Amended Program are summarized below.

PURPOSE

     The Program is intended to provide a method whereby employees of the Company, upon whose involvement, initiative and efforts the Company is largely dependent for the successful conduct of its business, can purchase Class B Common Stock in a manner which will provide (a) an increased incentive for such employees to exert their best efforts on behalf of the Company, (b) strengthen the ability of the Company to recruit and retain those persons possessing outstanding competence and the ability to contribute significantly to the Company's success, (c) reward those employees who have made significant contributions to the Company in the past, and (d) further identify the interests of such employees with those of the Company and its stockholders by increasing the desire of such employees to maximize the value of the Company.

PURCHASE OF SHARES

     Under the Program, the Company will be authorized to sell from time to time up to 400,000 shares of Common Stock in the aggregate (less than 1% of the outstanding shares as of March 17, 1999) to eligible, participating employees. As of March 17, 1999, only 5,052 shares remained available for purchase thereunder. The Compensation Committee of the Board of Directors shall administer the Program and have full and exclusive power to interpret the Program. All officers, Managing Directors, Corporate Directors, Administrators, Directors of Nursing and Controllers of the Company or any of its subsidiaries shall be eligible to participate in the Program ("Key Employees") after one year of employment with the Company or any one of its subsidiaries.

     The purchase price for the shares will be 100% of the closing price of the shares on the New York Stock Exchange on the date that the loan is closed ("Purchase Date"). Contemporaneously with the sale of the shares, the Company will loan the Key Employee an amount equal to 90% of the purchase price of the shares. The Company will not make any loan in excess of 90% of the Key Employee's current base annual salary or any loan if the aggregate principal amount of all of the loans extended under this Program would exceed 180% of the Key Employee's current base annual salary.

RESTRICTIONS ON STOCK; FORFEITURE OF STOCK

     Each Key Employee who purchases stock under the Program will be entitled, except as stated herein or in the Program, to all rights of a stockholder, including the right to vote. However, all of the stock will be restricted from sale or transfer for a one-year period and one-half of such stock will be restricted for a period of two years, from the Purchase Date. The stock certificates representing such restricted shares will bear restrictive legends referring to these contractual restrictions.

LOANS

     Each loan ("Loan") for a stock purchase will be secured by the pledge of that stock, and the Company will have recourse against the personal assets of the Key Employee to the extent of 26% of the original principal amount of the loan. The loan will bear interest at the applicable federal rate, rounded up to the nearest tenth of one percent. The loan will generally mature on the fifth anniversary of the Purchase Date, but may mature on a later date as the Committee may select. The principal and interest on the Loan will not be due until the fifth anniversary of the Purchase Date, unless the Key Employee's employment with the Company is terminated, in which case the Loan will become due 90 days from the date of termination. The Loan can be prepaid at any time without penalty, except that the restriction on the transfer or sale of the shares acquired under the Program shall remain in effect. One of the amendments will provide that all payments under the loan will be applied first to the non-recourse portion of the loan instead of the recourse portion. Thus employees will be subject to personal liability until the loan is fully repaid.

FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, the Company intends to treat the issuance of Common Stock to a participating employee under the Program as a non-compensatory sale of shares to the employee. As such, the employee would not realize income upon the purchase of shares, and would realize capital gain or loss upon a subsequent sale of the shares. Interest paid on the Loan would be deductible by the employee, subject to the limitations on deductibility of investment interest, and would be taxable as ordinary income to the Company. The Internal Revenue Service could assert that, in view of the stock transfer restrictions and the relatively large amount of nonrecourse purchase money financing, a stock purchase transaction under the Program should be treated as the grant of an option to purchase shares for federal income tax purposes. Under this approach, a participating employee could realize ordinary income at the time the Loan is repaid equal to the difference between the then value of the shares and the purchase price, and the Company would be entitled to a corresponding deduction. The Company has received no assurance that the Service would not view a stock purchase transaction under the Program as an option and, if so, that the Service would not be sustained.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Common Stock votes of the Company present and entitled to vote at the 1999 Annual Meeting of Stockholders is required for the adoption of the proposal set forth above.

     THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 2 -- ADOPTION OF THE 1992 CORPORATE OWNERSHIP PROGRAM, AS AMENDED," TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             EXECUTIVE COMPENSATION

     The following table shows all the cash compensation paid or to be paid by the Company as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chairman of the Board, President, and Chief Executive Officer and the four highest paid executive officers of the Company for such period in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                        COMPENSATION AWARDS
                                                     ANNUAL COMPENSATION              -----------------------
                                          -----------------------------------------   RESTRICTED
                                                                        OTHER           STOCK      SECURITIES   ALL OTHER
                                                                        ANNUAL          AWARDS     UNDERLYING    COMPEN-
                                 FISCAL                            COMPENSATION ($)      ($)        OPTIONS      SATION
  NAME AND PRINCIPAL POSITION     YEAR    SALARY ($)   BONUS ($)         (a)             (b)          (#)          (c)
  ---------------------------    ------   ----------   ---------   ----------------   ----------   ----------   ---------
Alan B. Miller, Chairman of the
  Board, President, and Chief
  Executive Officer............   1998     $884,000    $593,406        $ 4,556         $196,930     150,000      $12,772
                                  1997      850,000     357,000          4,556          128,529      40,000       12,772
                                  1996      825,000     561,040          4,562          160,156           0       11,072

Kirk E. Gorman, Senior Vice
  President, Treasurer and
  Chief Financial Officer......   1998     $267,975    $118,981        $     0         $ 40,873      22,000      $ 3,200
                                  1997      250,800      84,280          4,906           30,225      22,000        3,200
                                  1996      237,750     129,360              0           37,051           0        1,500

Michael G. Servais,
  Senior Vice President........   1998     $272,708    $ 87,200        $50,684         $ 34,319      22,000      $ 3,200
                                  1997      245,625     168,015              0           48,680      22,000        3,200
                                  1996      223,208     164,240              0           43,210           0        1,500

Thomas J. Bender,
  Vice President...............   1998     $207,500    $127,364        $     0         $ 43,023      15,000      $ 3,200
                                  1997      198,000     118,510              0           34,568      15,000        3,200
                                  1996      189,938     122,400         11,353           31,350       4,000        1,500

Steve G. Filton,
  Vice President and
  Controller...................   1998     $196,650    $ 69,850        $     0         $ 24,417      15,000      $ 3,200
                                  1997      183,500      53,960          4,163           19,052      15,000        3,200
                                  1996      171,000      81,360              0           22,740           0        1,500

---------------
(a) Other annual compensation for Mr. Alan B. Miller includes: (i) $4,556 in 1998, $4,556 in 1997 and $4,562 in 1996 for miscellaneous compensation items. Other annual compensation for Messrs. Gorman, Servais, Bender and Filton in 1996, 1997 and 1998 represents forgiveness of principal under Option Loans.

(b) Restricted stock awards represent (i) the value of Class B Common Shares received by those executives in lieu of cash payments pursuant to the Company's 1992 Stock Bonus Plan ("Bonus Shares"); (ii) the vested portion of additional restricted shares ("Premium Shares") equal to 20% of the Bonus Shares, and; (iii) the value of the Class B Common Shares issued in connection with the 1990 Employees'

    Restricted Stock Purchase Plan (the "1990 Plan"). Restrictions on one-half of the Bonus Shares and the Premium Shares lapse after one year from date of grant and restrictions on the remaining bonus shares and premium shares lapse two years after the date of grant.

    Restricted stock awards for Mr. Alan B. Miller include: (i) $148,352 in 1998, $89,250 in 1997 and $140,260 in 1996 representing the value of the Bonus Shares, and; (ii) $48,578 in 1998, $39,279 in 1997 and $19,896 in 1996
    representing the value of the vested portion of the Premium Shares. Additionally, during 1995, Mr. Alan B. Miller was granted an award of up to 160,000 shares (after giving effect to a two-for-one stock split declared in the form of a 100% stock dividend which was paid in May, 1996) of the Company's Class B Common Stock, under the 1990 Plan, on which restrictions lapsed as follows: (a) restrictions on 40,000 shares lapsed in April, 1996 (market value of $1,029,800 on vesting date); (b) restrictions on 30,000 shares lapsed in March, 1997 (market value of $993,450 on vesting date) pursuant to a formula based upon the financial performance of the Company during 1996; (c) restrictions on 30,000 shares lapsed in March, 1998 (market price of $1,683,750 on vesting date) pursuant to a formula based upon the financial performance of the Company during 1997, and; (d) restrictions on 60,000 shares lapsed in March, 1998 (market price of $3,367,500 on vesting date) pursuant to a formula based upon the financial performance of the Company for the two years ended December 31, 1997. As part of the Company's Executive Incentive Plan, target levels of net income and return on assets for the Company as a whole are recommended on an annual basis by senior management of the Company and approved by the Committee of the Board of Directors which administers the Plan. Restricted stock awards for Mr. Kirk
    E. Gorman include: (i) $29,745 in 1998, $21,070 in 1997 and $32,340 in 1996
    representing the value of the Bonus Shares, and; (ii) $11,128 in 1998, $9,155 in 1997 and $4,711 in 1996 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Michael G. Servais include: (i) $21,800 in 1998, $42,004 in 1997 and $41,060 in 1996
    representing the value of the Bonus Shares, and; (ii) $12,519 in 1998, $6,676 in 1997 and $2,150 in 1996 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Thomas J. Bender include: (i) $31,841 in 1998, $29,628 in 1997 and $30,600 in 1996
    representing the value of the Bonus Shares, and; (ii) $11,182 in 1998, $4,940 in 1997 and $750 in 1996 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Steve G. Filton include: (i) $17,462 in 1998, $13,490 in 1997 and $20,340 in 1996
    representing the value of the Bonus Shares, and; (ii) $6,955 in 1998, $5,562 in 1997 and $2,400 in 1996 representing the value of the vested portion of the Premium Shares.

    At December 31, 1998, Messrs. Miller, Gorman, Servais, Bender and Filton held 4,547, 1,060, 1,687, 1,220 and 671 shares, respectively, of restricted Bonus Shares and Premium Shares, with a value based on the closing price of the shares on that date of $235,876, $54,988, $87,513, $63,288 and $34,808, respectively.

(c) All other compensation includes the Company's match of officers' contributions to the Company's 401(k) plan, and, for Mr. Alan B. Miller, the total includes $9,572 in each year related to term life insurance premiums paid for by the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                               INDIVIDUAL GRANTS
                                               --------------------------------------------------     POTENTIAL REALIZABLE
                                               NUMBER OF    PERCENTAGE OF                               VALUE AT ASSUMED
                                               SECURITIES       TOTAL                                    ANNUAL RATES OF
                                               UNDERLYING      OPTIONS      EXERCISE                       STOCK PRICE
                                                OPTIONS      GRANTED TO       PER                       APPRECIATION FOR
                                                GRANTED       EMPLOYEES      SHARE                         OPTION TERM
                                                  (#)         IN FISCAL      PRICE     EXPIRATION    -----------------------
                    NAME                          (a)           YEAR         ($/SH)       DATE         5%($)        10%($)
                    ----                       ----------   -------------   --------   ----------    ----------   ----------
Alan B. Miller...............................   100,000          22%        $51.625     07/30/03     $1,426,296   $3,151,758
                                                 50,000          11%        $52.000     11/18/03     $  718,328   $1,587,326
Kirk E. Gorman...............................    22,000           5%        $52.000     11/18/03     $  316,064   $  698,423
Michael G. Servais...........................    22,000           5%        $52.000     11/18/03     $  316,064   $  698,423
Thomas J. Bender.............................    15,000           3%        $52.000     11/18/03     $  215,498   $  476,198
Steve G. Filton..............................    15,000           3%        $52.000     11/18/03     $  215,498   $  476,198

---------------
(a) Options are exercisable as follows: 25% one year after date of grant and an additional 25% in each of the second, third and fourth years after date of grant. The options expire five years after the date of grant.

      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                                                                             NUMBER OF                     VALUE OF
                                                                       SECURITIES UNDERLYING            UNEXERCISED IN-
                                                                            UNEXERCISED                    THE-MONEY
                                                                            OPTIONS AT                    OPTIONS AT
                                           SHARES        VALUE          FISCAL YEAR-END(#)           FISCAL YEAR-END($)(2)
                                         ACQUIRED ON    REALIZED    ---------------------------   ---------------------------
                 NAME                    EXERCISE(#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                 ----                    -----------   ----------   -----------   -------------   -----------   -------------
Alan B. Miller.........................         0      $        0     430,000        255,000      $15,997,813    $2,992,188
Kirk E. Gorman.........................    30,000      $1,153,125      35,500         48,500      $ 1,226,563    $  528,438
Michael G. Servais.....................    30,500      $1,048,625      12,500         48,500      $   509,375    $  528,438
Thomas J. Bender.......................    19,500      $  868,469      23,250         35,750      $   781,563    $  441,625
Steve G. Filton........................    20,000      $  812,250      22,250         33,750      $   752,938    $  384,375

---------------
(1) Based on the difference between the exercise price and the closing sale price of the Class B Common Stock on the New York Stock Exchange on the date of exercise.

(2) Based on the difference between the exercise price and the closing sale price of the Class B Common Stock on the New York Stock Exchange on December 31, 1998 of $51.875 per share.

                              EMPLOYMENT CONTRACT

     The Company and Alan B. Miller have entered into an employment contract pursuant to which Mr. Miller will act as President and Chief Executive Officer of the Company until December 31, 2002. In addition, the Agreement provides for a five-year consulting arrangement commencing upon termination of Mr. Miller's active employment, during which period he will be paid an annual fee equal to one-half of his base salary at the date of expiration of the term of active employment. During the period of his active employment, Mr. Miller was entitled to a salary of $675,000 for the year ended December 31, 1992, to be increased in each year thereafter by an amount equal to not less than the percentage increase in the consumer price index over the previous year. Mr. Miller is also entitled to an annual bonus of at least $100,000 and payment of insurance premiums, including income tax reimbursements, of $13,674 per annum, as well as such other compensation as the Board of Directors may determine in its discretion. Mr. Miller may be discharged only for cause or permanent disability.

EXECUTIVE RETIREMENT INCOME PLAN

     In October 1993, the Board of Directors adopted the Executive Retirement Income Plan pursuant to which certain management or other highly compensated employees designated by the Board of Directors who have completed at least 10 years of active employment with the Company may receive retirement income benefits. The monthly benefit is payable to a participant who retires after he or she reaches age 62 and is equal to 3% of the employee's average monthly base salary over the three years preceding retirement multiplied by the number of full years (not to exceed 10) of the participant's active employment with the Company. Payment of the benefit will be made in 60 monthly installments following the participant's retirement date. Under certain circumstances, the participant may be entitled to elect to receive the present value of the payments in one lump sum or receive payments over a period of 10 years. The estimated annual benefits payable (for the 60 months in which the participant receives benefits) upon retirement at age 65 for each of Alan B. Miller, Kirk E. Gorman, Michael G. Servais, Thomas J. Bender and Steve G. Filton, assuming their annual compensation increases by 4% annually, would be $287,000, $145,000, $126,000, $121,000 and $140,000, respectively. If an employee ceases employment with the Company prior to age 62, no retirement income will be payable to the participant unless the Board of Directors determines otherwise.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Committee of the Board of Directors was comprised during 1998 of four non-employee directors, Anthony Pantaleoni, Robert H. Hotz, John H. Herrell and Martin Meyerson, who retired in July 1998. Anthony Pantaleoni is a partner in Fulbright & Jaworski L.L.P., which serves as the Company's principal outside counsel. Robert H. Hotz serves as Managing Director at Warburg Dillon Read LLC, which provided consulting services and brokerage services for the Company's share buy-back program.

                        COMMITTEE REPORT TO SHAREHOLDERS

     The report of the Compensation and Stock Option Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION PHILOSOPHY

     The Committee regularly reviews and, with any changes it believes appropriate, approves the Company's compensation program. The Company believes that executive compensation should be closely related to the value delivered to stockholders. This belief has been adhered to by developing incentive pay programs which provide competitive compensation and reflect Company performance. Both short-term and long-term incentive compensation are based on Company performance and the value received by stockholders.

     In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for stockholders while supporting the Company's strategic business goals. In doing so, the compensation programs reflect the following themes:

     - Compensation should encourage increased stockholder value.

     - Compensation programs should support the short-term and long-term strategic business goals and objectives of the Company.

     - Compensation programs should reflect and promote the Company's values, and reward individuals for outstanding contributions toward business goals.

     - Compensation programs should enable the Company to attract and retain highly qualified professionals.

PAY MIX AND MEASUREMENT

     The Company's executive compensation is based on three components, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

     The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company, the performance of the individual executive and general economic conditions.

SHORT-TERM INCENTIVES

     On May 18, 1994, the Company's stockholders approved the adoption of the Company's Executive Incentive Plan. Pursuant to that Plan, at the start of each fiscal year, target levels of net income and return on assets for the Company as a whole ("Company Targets") and target levels of net income for each of the Company's individual divisions and facilities ("Division Targets") are recommended by senior management of the Company and approved by the Committee of the Board of Directors which administers the Plan. In accordance with the Plan, a subcommittee consisting of Messrs. Herrell and Meyerson established salary and bonus targets in March 1998 for the 1998 calendar year. Similarly, a subcommittee will establish salary and bonus targets for future years in accordance with tax law requirements. The Committee expects to continue the basic policies outlined below. All senior executives of the Company, including heads of divisions and facilities, have the opportunity to earn as a bonus for a fiscal year an amount equal to a portion of their base salary for that fiscal year, depending on whether and to what extent the Company Targets and/or the Division Targets are achieved. For fiscal 1998, (i) Alan B. Miller, the Company's Chairman and President, was entitled to a bonus of 84% of his base salary based on the achievement of Company Targets, (ii) Kirk E. Gorman, a Senior Vice President of the Company, was entitled to a bonus of 56% of his base salary based on the achievement of Company Targets, (iii) Michael G. Servais, a Senior Vice President of the Company, was entitled to a bonus of 40% of his base salary based on the achievement of Company Targets and the Division Targets, (iv) Thomas J. Bender, Vice President of the Company, was entitled to a bonus of 77% of his base salary based on the achievement of Company Targets and the Division Targets, and (v) Steve G. Filton, Vice President of the Company, was entitled to a bonus of 44% of his base salary based on the achievement of Company Targets. Seventy-five percent (75%) of the respective bonuses of Messrs. Servais and Bender was determined based on the achievement of the Division Targets, and the remaining 25% of such bonuses was determined based on the achievement of the Company Targets. Depending upon the actual performance of the Company and the Divisions compared to Company Targets and/or the Division Targets, the senior executives can receive bonuses up to 150% of their base salaries.

LONG-TERM INCENTIVES

     Stock options are granted from time to time to reward key employees' contributions. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability. Options are granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. Generally, grants of options vest in equal amounts over four years and executives must be employed by the Company for such options to vest.

1998 COMPENSATION

     The base salary for the Chairman and President was increased during 1998 to $884,000. This represents a 4% increase over 1998. Further, the bonus of the Chairman and President for 1998, determined as set forth above, was $741,758 (including $148,352 in restricted stock), reflecting 84% of his base salary.

     During 1995, Mr. Alan B. Miller was granted an award of up to 160,000 shares (after giving effect to a two-for-one stock split declared in the form of a 100% stock dividend which was paid in May 1996) of the Company's Class B Common Stock, under the 1990 Plan, on which the restrictions lapse as follows:
(a) restrictions on 40,000 shares lapsed in April, 1996 (market value of $1,029,800 on vesting date); (b) restrictions on an additional 30,000 shares lapsed in March, 1997 (market value of $993,750 on vesting date) pursuant to a formula based upon the financial performance of the Company during 1996; (c) restrictions on 30,000 shares lapsed in March, 1998 (market price of $1,683,750 on vesting date) pursuant to a formula based upon the financial performance of the Company during 1997, and; (d) restrictions on 60,000 shares lapsed March, 1998 (market price of $3,367,500 on vesting date) pursuant to a formula based upon the financial performance of the Company for the two years ended December 31, 1997.

     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Compensation Committee believes that compensation levels during 1998 adequately reflect the Company's compensation goals and policies.

                                  COMPENSATION AND STOCK OPTION COMMITTEE

                                  John H. Herrell           Robert H. Hotz
                                  Leatrice Ducat            Anthony Pantaleoni

                         STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                       (THE COMPANY, S&P 500, PEER GROUP)
[LINE GRAPH]

                                               UNIVERSAL HEALTH SERVICES,
                                                          INC.                      S & P 500                  PEER GROUP
                                               --------------------------           ---------                  ----------
'1993'                                                   100.00                      100.00                      100.00
'1994'                                                   120.99                      101.32                      108.57
'1995'                                                   219.14                      139.40                      152.35
'1996'                                                   282.72                      171.40                      181.63
'1997'                                                   497.53                      228.59                      167.10
'1998'                                                   512.35                      293.91                      143.38

     The total cumulative return on investment (change in the year end stock price plus reinvested dividends) for each of the periods for the Company, the peer group and the S&P 500 Composite is based on the stock price or composite index at the end of fiscal 1993.

     The above graph compares the performance of the Company with that of the S&P 500 Composite, and a group of peer companies where performance has been weighted based on market capitalization. Companies in the peer group are as follows: Columbia/HCA Healthcare Corporation, Community Health Systems, Inc., Transitional Hospitals Corporation (acquired by Vencor, Inc. in 1997), Health Management Associates, Inc., OrNda HealthCorp. (acquired by Tenet Healthcare Corporation in 1997), Quorum Health Group, Inc., Ramsay Health Care, Inc. and Tenet Healthcare Corporation.

     During 1996, Community Health Systems, Inc. became a privately held company and is no longer publicly traded. Stock price information is included for Community Health Systems, Inc. through the period ended July 1996. OrNda HealthCorp. merged with Tenet Healthcare Corporation on January 31, 1997. Transitional Hospitals Corporation was acquired by Vencor, Inc. on September 15, 1997.

                           COMPENSATION OF DIRECTORS

     The non-employee directors are compensated for their service on the Board of Directors and Committees of the Board on an annual basis at $20,000 each. During 1998, the Company adopted the Deferred Compensation Plan for UHS Board of Directors (the "Plan"). The Plan allows the Company's Board of Directors to elect: (i) the amount of their compensation to be deferred; (ii) the future date when the deferred amounts should be paid; (iii) the method of distribution to be used when the deferred amounts are paid, and; (iv) the investment measure to be used for crediting earnings on deferred amounts during the period held pursuant to the Plan. As of December 31, 1998, three members of the Company's Board of Directors are participating in this Plan.

     In January 1994, under the Amended and Restated Non-Employee Director Stock Option Plan, each non-employee director of the Company received an option to purchase 5,000 shares of the Class B Common Stock of the Company at an exercise price of $9.8125 per share. On January 24, 1996, Mr. Paul Verkuil, upon being appointed to the Board of Directors, received an option to purchase 5,000 shares of the Class B Common Stock of the Company at an exercise price of $22.9375 per share. On November 18, 1997, Ms. Leatrice Ducat, upon being appointed to the Board of Directors, received an option to purchase 2,500 shares of the Class B Common Stock of the Company at an exercise price of $44.5625 per share. On January 21, 1998, pursuant to the Amendment and Restatement of the 1992 Stock Option Plan, all non-employee directors of the Company who have served for more than eighteen months received an option to purchase 5,000 shares of the Company's Class B Common Stock at an exercise price of $47.8125. All the above options are exercisable as follows: 25% one year after date of grant and an additional 25% in each of the second, third and fourth years after date of grant. The options expire five years after the date of grant.

                               BOARD OF DIRECTORS

     Meetings of the Board. Regular meetings of the Board are generally held every other month, while special meetings are called when necessary. Before each Board or Committee meeting, directors are furnished with an agenda and background materials relating to matters to be discussed. During 1998, there were eight Board meetings. All current directors attended more than 75% of the meetings of the Board and of committees of the Board on which they served.

     The Executive Committee, the Compensation and Stock Option Committee, the Audit Committee, and the Finance Committee are the standing committees of the Board of Directors, and may meet concurrently with the Board of Directors' meetings.

     Executive Committee. The Executive Committee has the responsibility, between meetings of the Board of Directors of the Company, to advise and aid the officers of the Company in all matters concerning the management of the business and, while the Board is not in session, has the power and authority of the Board to the fullest extent permitted under law. The Executive Committee met once in 1998. Members of the Committee are Alan B. Miller, Sidney Miller, and Anthony Pantaleoni.

     Compensation and Stock Option Committee. The Compensation and Stock Option Committee has responsibility for reviewing and recommending to the Board of Directors the compensation levels of officers and directors of the Company and its subsidiaries and the administration of the 1990 Employees' Restricted Stock Purchase Plan, the 1992 Corporate Ownership Program, As Amended, the 1992 Stock Bonus Plan, the Stock Purchase Plan, and the Stock Compensation Plan. This Committee either met or took action through unanimous written consent five times in 1998. The members of this Committee are Anthony Pantaleoni, Robert H. Hotz, John H. Herrell and Leatrice Ducat. A subcommittee of the Compensation and Stock Option Committee, comprised of Mr. Herrell and Ms. Ducat, will administer the 1994 Executive Incentive Plan and the various stock plans.

     Audit Committee. The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices and to maintain a direct line of communication between the directors and the independent accountants. It recommends the firm to be appointed independent auditor, reviews the scope and results of the audit with the independent auditors and considers the adequacy of the internal accounting and control procedures of the Company. The Audit Committee met twice in 1998. Members of this Committee are John H. Herrell, Sidney Miller,and Leatrice Ducat.

     Finance Committee. The Finance Committee is responsible for reviewing the Company's cash flow and capital commitments and is charged with overseeing its long-term financial planning. The Finance Committee met once in 1998. Members of this Committee are Alan B. Miller, Sidney Miller and Robert H. Hotz.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP has been retained by the Board of Directors, on the recommendation of the Audit Committee, to perform all accounting and audit services during the 1999 fiscal year. It is anticipated that representatives of Arthur Andersen LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.

                        EXPENSES FOR PROXY SOLICITATION

     The principal solicitation of proxies is being made by mail; however, certain officers, directors and employees of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telegram, telephone or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                  FOR PRESENTATION AT THE 2000 ANNUAL MEETING

     Any proposal that a stockholder wishes to present for consideration at the 2000 Annual Meeting must be received by the Company no later than December 22, 1999. This date provides sufficient time for inclusion of the proposal in the 2000 proxy materials.

                        OTHER BUSINESS TO BE TRANSACTED

     As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, the Proxies confer discretionary authority in the persons named therein. Those persons will vote or act in accordance with their best judgment with respect thereto.

     YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                                SIDNEY MILLER, Secretary

King of Prussia, Pennsylvania
April 21, 1999

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: INVESTOR RELATIONS, UNIVERSAL HEALTH SERVICES, INC., UNIVERSAL CORPORATE CENTER, 367 SOUTH GULPH ROAD, P.O. BOX 61558, KING OF PRUSSIA, PENNSYLVANIA 19406.

    PROXY                                                      CLASS A
                                                            COMMON STOCK
                                                               CLASS C
                                                            COMMON STOCK
                        UNIVERSAL HEALTH SERVICES, INC.
                      THIS PROXY SOLICITED BY THE BOARD OF
                      DIRECTORS FOR THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MAY 19, 1999

    Alan B. Miller and Sidney Miller and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class A Common Stock and Class C Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 7, 1999 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 19, 1999, at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

            PLEASE MARK YOUR CHOICE LIKE THIS M IN BLUE OR BLACK INK

[ ]
          ------------------------       ------------------------       ------------------------
          ACCOUNT NUMBER                 CLASS A COMMON                 CLASS C COMMON

--------------------------------------------------------------------------------



1. The Election of Directors. Nominees are: Alan B. Miller
and Sidney Miller
  [ ] For both Nominees                     [ ] Withheld
from both Nominees
       [ ] ---------------------------------------
          For, except vote withheld from the above nominee:

------------------------------------------------------------------------


   2. Adoption of the 1992 Corporate Ownership Program, As Amended.
         FOR                  AGAINST                  ABSTAIN

         [ ]                    [ ]                      [ ]

----------------------
3. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

                                                DATED:

                                                SIGNATURE:
                                                SIGNATURE:

                                                IMPORTANT: Please sign exactly
                                                as name appears at the left.
                                                Each joint owner shall sign.
                                                Executors, administrators,
                                                trustees, etc. should give full
                                                title.

                                                The above-signed acknowledges
                                                receipt of the Notice of Annual
                                                Meeting of Stockholders and the
                                                Proxy Statement furnished
                                                therewith.

--------------------------------------------------------------------------------

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE ABOVE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES FOR DIRECTORS, AND FOR ADOPTION OF THE 1992 CORPORATE OWNERSHIP PROGRAM, AS AMENDED.
--------------------------------------------------------------------------------

PROXY                                                                 CLASS B
                                                                   COMMON STOCK
                                                                      CLASS D
                                                                   COMMON STOCK



                         UNIVERSAL HEALTH SERVICES, INC.

                      THIS PROXY SOLICITED BY THE BOARD OF
                       DIRECTORS FOR THE ANNUAL MEETING OF
                     STOCKHOLDERS TO BE HELD ON MAY 19, 1999


Alan B. Miller and Sidney Miller and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 7, 1999, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 19, 1999 at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.



--------------------------------------------------------------------------------
                             -FOLD AND DETACH HERE-



                         UNIVERSAL HEALTH SERVICES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                             MAY 19 1999, 10:00 A.M.

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                              KING OF PRUSSIA, PA.

                                                       Please mark
                                                       your votes as
                                                       indicated in       [X]
                                                       this example


1.    The election of a Director. Nominee: John F. Williams, Jr., M.D.

               FOR the nominee                WITHHOLD
               listed to the right           AUTHORITY
                                       to vote for the nominee
                                         listed to the right

                    [  ]                        [  ]

2.    Adoption of the 1992 Corporate Ownership Program, as amended.

                FOR        AGAINST     ABSTAIN
               [  ]         [  ]        [  ]

3. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

            WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE ABOVE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE FOR DIRECTOR AND FOR ADOPTION OF THE 1992 CORPORATE OWNERSHIP PROGRAM, AS AMENDED.


Signature _______________________Signature_______________________ Date_________

IMPORTANT: Please sign exactly as name appears at the left. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title. The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.



--------------------------------------------------------------------------------
                             -FOLD AND DETACH HERE-



                                 ANNUAL MEETING
                                       OF
                  UNIVERSAL HEALTH SERVICES, INC. STOCKHOLDERS
                             WEDNESDAY, MAY 19, 1999
                                   10:00 A.M.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                               KING OF PRUSSIA, PA


================================================================================

                                     AGENDA

(*)   Election of Directors

(*)   Adoption of the Corporate Ownership Program, as amended

(*)   Discussion on matters of current interest

================================================================================